UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 28, 2010, Microtune, Inc. (the “Company”) entered into its standard Indemnification Agreement (collectively, the “Agreements”) with each of Drew Peck, Robert Rast and Raghu Rau who were each elected to the Board of Directors of the Company on May 20, 2010. The Agreements provide for certain rights of expense advancement and indemnification in the event the director is subjected to a claim, action or proceeding that is related to his service as a member of the Board of Directors of the Company. This summary is qualified in its entirety by reference to the text of the Agreements, attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2010, the Company issued a press release announcing preliminary financial results for the quarter ended June 30, 2010 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company intends to review its preliminary financial results for the quarter ended June 30, 2010 during a related investors’ conference call and webcast to be held on July 29, 2010 at 4:00 P.M. Central Time/5:00 P.M. Eastern Time.

To participate in the call, interested parties may dial 612-288-0329 (the pass code is “EARNINGS”). Alternatively, interested parties may also listen to the conference call on the Internet by accessing the Company’s website: www.microtune.com. A replay of the conference call will be available until August 12, 2010 on the Company’s website or by dialing 320-365-3844 (Access code: 165522).

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Indemnification Agreement by and between Microtune, Inc. and Drew Peck effective as of May 20, 2010.

10.2	Indemnification Agreement by and between Microtune, Inc. and Robert Rast effective as of May 20, 2010.

10.3	Indemnification Agreement by and between Microtune, Inc. and Raghu Rau effective as of May 20, 2010.

99.1	Press Release of Microtune, Inc. dated July 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: July 29, 2010	By:	/s/ Phillip D. Peterson
Phillip D. Peterson
General Counsel

Index to Exhibits

Exhibit No.	Description

10.1	Indemnification Agreement by and between Microtune, Inc. and Drew Peck effective as of May 20, 2010.

10.2	Indemnification Agreement by and between Microtune, Inc. and Robert Rast effective as of May 20, 2010.

10.3	Indemnification Agreement by and between Microtune, Inc. and Raghu Rau effective as of May 20, 2010.

99.1	Press Release of Microtune, Inc. dated July 29, 2010.